Earnings (loss) per common share	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Earnings Per Share [Abstract]
Earnings (loss) per common share	Note 3. Earnings (loss) per common share The Company does not have any instruments that would be dilutive to common shareholders.	Note 4. Earnings (loss) per common share The Company does not have any instruments that would be dilutive to common shareholders.